Comerica Incorporated

Second Quarter 2013 Financial Review
July 16, 2013

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Results

	2Q13	1Q13	2Q12
Diluted income per common share[1]	$0.76	$0.70	$0.73
Net interest income	$414	$416	$435
Loan accretion	*7*	*11*	*18*
Provision for credit losses	13	16	19
Noninterest income	208	200	211
Noninterest expenses	416	416	434
Restructuring expenses	*--*	*--*	*8*
Net income	143	134	143
Total average loans	$44,893	$44,617	$43,228
Total average deposits	51,448	50,692	48,672
Tier 1 common capital ratio[3]	10.41%[2]	10.37%	10.39%
Basel III Tier 1 common capital ratio[3,4]	10.1%	10.1%	10.0%
Average diluted shares (millions)	*187*	*187*	*194*

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]Estimated • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]Estimated ratios based on the standardized approach in the final rule and assuming the election to exclude most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

3

Second Quarter 2013 Results

2Q13 vs. 1Q13	Chg $	Chg %	
Total average loans	276	1	Driven by Commercial loans
Commercial loans	337	1	Middle Market growth in all major markets
Total average deposits	756	1	Growth even with deposit cost decline
Noninterest-bearing deposits	570	3	Primarily Corporate Banking and the Financial Services Division
Net Interest Income	(2)	--	Relatively stable, even with lower accretion and yields
Noninterest Income	8	5	Increase in customer-driven fees and annual incentive from third party credit card provider
Provision for credit losses	(3)	(15)	Reflects continued improvement in credit metrics
Net loan charge-offs	(7)	(30)	Solid credit quality
Noninterest Expense	--	--	Continued tight expense control
Net Income	9	8	
Shares Repurchased under share repurchase program	1.9MM shares or $72MM		Shareholder payout of 72% of earnings, combined with dividends

$ in millions

Comerica Bank

4

Well Positioned in Footprint:
With Relationship-based Approach and Experience



Average Loan Balances
Michigan
13.8
13.5
13.4
13.6
13.6
-1%
California
12.6
12.9
13.3
13.5
13.9
+10%
Texas
9.5
9.6
9.8
10.1
10.2
+7%
2Q12
3Q12
4Q12
1Q13
2Q13



Average Deposit Balances
Michigan
19.3
19.6
20.0
20.2
20.1
+5%
California
14.1
15.0
15.5
14.4
14.7
+4%
Texas
10.2
9.9
9.8
10.0
10.2
--%
2Q12
3Q12
4Q12
1Q13
2Q13

$ in billions

Comerica Bank

5

Average Loan Growth Continues:
Positive Trends with Period-end Greater than Average



Total Loan Growth
Loan Yields
43.2
43.6
44.1
44.6
44.9
45.1
45.5
+4%
3.79
3.66
3.60
3.54
3.47
2Q12
3Q12
4Q12
1Q13
2Q13
Average Balances
1Q13
2Q13
Period-end

Total average loans increased $276MM, or 1%

- Largest increases in General Middle Market and National Dealer Services
- Corporate Banking decreased

Period-end loans grew $392MM

- Commitments increased almost $1B to $51.9B with increases in all major markets and nearly all business lines
- Line utilization of 48.2%, up from 47.7%
- Loan pipeline increased with growth across most business lines

Chart: $ in billions • 2Q13 compared to 1Q13

Comerica Bank

6

Commercial Loans Again Drive Growth:
Pace of Decline in CRE Continues to Slow

Commercial Loan Growth


Mortgage Banker
26.0
26.7
27.5
28.1
28.4
1.5
2.0
2.1
1.7
1.8
+9%
2Q12
3Q12
4Q12
1Q13
2Q13

Real Estate Construction & Commercial Mortgage Loans


Owner-Occupied CRE 1
Developer CRE 2
11.4
11.1
10.8
10.7
10.6
3.5
3.1
3.0
3.0
3.0
7.9
8.0
7.8
7.7
7.6
2Q12
3Q12
4Q12
1Q13
2Q13

Charts: $ in billions • Average loan balances • [1]Primarily loans secured by owner-occupied real estate • [2]Primarily loans to real estate developers

Comerica Bank
7

Average Deposits Grew:
Deposit Costs Continued to Decline

Strong Deposit Base


Deposit Rates
48.7
49.9
51.3
50.7
51.4
52.1
51.3
+6%
0.25
0.24
0.22
0.21
0.19
2Q12
3Q12
4Q12
1Q13
2Q13
Average Balances
1Q13
2Q13
Period-end

Total average deposits increased $756MM, or 1%

- Noninterest-bearing deposits increased $570MM, or 3%, primarily due to increases in Corporate Banking and Financial Services Division
- Interest-bearing deposits grew $186MM, or 1%
- Deposit rates declined due to maturities of higher yielding CDs

Loan to Deposit Ratio[1] of 89%

Chart: $ in billions • 2Q13 compared to 1Q13 • [1]At 6/30/13

Comerica Bank
8

Securities Portfolio:
Primarily Highly Liquid, Highly Rated MBS



Primarily AAA Mortgage-backed Securities (MBS)
MBS
Other
MBS Yield
9.7
9.8
10.3
10.0
9.8
10.3
9.6
9.3
9.4
9.9
9.6
9.4
9.9
9.3
2.51
2.38
2.22
2.19
2.17
2Q12
3Q12
4Q12
1Q13
2Q13
Average Balances
1Q13
2Q13
Period-end

Total average MBS portfolio of $9.4B, a decrease of $235MM[1]

- Slowed the reinvestment of pre-payments in the first part of 2Q13 due to unattractive available yields
- Duration of 4.1 years[2]
  - Duration extends to 5.1 years under a 200 bps instantaneous rate increase[2]
- Net unrealized pre-tax gain $10MM, down $219MM (after-tax impact to AOCI $139MM)
- Unamortized premium of about $80MM
- Expect prepayments of $500MM-600MM for 3Q13[3]

Chart: Average $ in billions • [1]2Q13 compared to 1Q13 • [2]Estimated as of 6/30/13 • [3]Outlook as of 7/16/13. Prepayments include both scheduled principal amortization and mortgage prepayments

Comerica Bank

9

Relatively Stable Net Interest Income:
Contribution from Accretion Continues to Decline



Net Interest Income
Accretion
NIM
435
18
417
427
15
412
424
13
411
416
11
405
414
7
407
3.10
2.96
2.87
2.88
2.83
2Q12
3Q12
4Q12
1Q13
2Q13

Net interest income and rate NIM:		
$416MM	**1Q13**	**2.88%**
+4MM	1 more day in quarter	--
+2MM	Loan growth	--
+1MM	Lower funding costs	+0.01
- 4MM	Accretion on acquired portfolio	-0.03
- 4MM	Loan portfolio dynamics	-0.02
- 1MM	Securities portfolio dynamics	--
--	Excess liquidity	-0.01
$414MM	**2Q13**	**2.83%**

FY13 Expected Accretion[1] of $25MM - $30MM

Chart: $ in millions • Table: 2Q13 compared to 1Q13 • [1]Outlook as of 7/16/13

Comerica Bank

10

Continued Strong Credit Quality:
Net Charge-offs, Nonperforming Loans and Watch List Declined

Net Loan Charge-offs[1]


45
43
37
24
17
2Q12
3Q12
4Q12
1Q13
2Q13

Watch List[2] Continues to Trend Down[1]


3,835
3,653
3,088
3,110
2,886
2Q12
3Q12
4Q12
1Q13
2Q13

Allowance Coverage Ratio for LTM of Net Loan Charge-offs[3]


294%
335%
370%
414%
507%
2Q12
3Q12
4Q12
1Q13
2Q13

Allowance to NPL Coverage[1]


Nonperforming Loans
Allowance for Loan Losses
667
647
629
617
613
747
692
541
515
471
2Q12
3Q12
4Q12
1Q13
2Q13

[1]$ in millions • [2]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans• [3]Quarterly allowance for loan losses as divided by the last twelve months of net loan charge-offs

Comerica Bank

11

Noninterest Income Increased:
Driven by Broad-based Growth

Total Noninterest Income


Noncustomer-Driven Fee Income
Customer-Driven Fee Income[1]
211
24
187
197
14
183
204
14
190
200
16
184
208
20
188
2Q12
3Q12
4Q12
1Q13
2Q13

Customer-driven fee income increased $4MM:

- +$3MM Customer Derivative Income
- +$1MM Fiduciary Income
- +$1MM Commercial Lending Fees
- +$1MM Card Fees
- -$2MM Primarily Seasonally High Annual Service Charges in 1Q13

Noncustomer-driven fee income increased $4MM:

- +$6MM Annual Incentive from Third Party Credit Card Processor
- -$2MM Securities Losses

Chart: $ in millions • 2Q13 compared to 1Q13 • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income

Comerica Bank

12

Continued Tight Expense Control



Noninterest Expense
Restructuring
434
449
427
416
416
426
424
425
416
416
- 4%
2Q12
3Q12
4Q12
1Q13
2Q13

Chart: $ in millions • 2Q13 compared to 1Q13

Noninterest expense unchanged:

-$6MM Salaries:

- Lower staffing levels
- 1Q13 stock awards and lower incentives
+ 1 more day in quarter
+ Annual merit increases

+$4MM Write-down of Other Foreclosed Assets

+$2MM Outside Processing Fees

Comerica Bank
13

Continued Strong Shareholder Payout: Driven By Capital Strength



Shareholder Payout Ratio
Dividends
Share Repurchases
47%
79%
77%
72%
28%
58%
53%
50%
19%
21%
24%
22%
FY11
FY12
1Q13
2Q13

2013 Capital Plan target of up to $288MM share repurchase[1] over four quarters (2Q13 through 1Q14)

- 2Q13 1.9MM shares purchased ($72MM)

Average diluted shares outstanding declined 444,000 from 1Q13

- Repurchases offset by warrant and employee option dilution from increased average stock price

[1]Outlook as of 7/16/13

Comerica Bank
14

Management 2013 Outlook1 15 Full-year 2013 compared to full-year 2012Based on current economic environment Average loans Continued growth at a slower pace, with economic uncertainty impacting demand and a continued focus on maintaining pricing and structure discipline. Net interest income Lower, reflecting a decline in purchase accounting accretion and effect of continued low rates. Expect loan growth to partially offset impact from low rates. Purchase accounting accretion is expected to be $25MM-$30MM, compared to $71MM 2012. Provision Lower, reflecting lower nonperforming loans and net charge-offs,partially offset by loan growth. Provision in 2H13 expected be similar to 1H13. Noninterest income Relatively stable customer-driven noninterest income reflecting cross-sell initiatives partially offset by regulatory pressures on certain fees. Outlook does not include expectations for non-customer driven income. Noninterest expense Lower, reflecting further cost savings due to tight expense control and no restructuring expenses. Full-year 2012 restructuring expenses were $35MM.Income taxes Effective tax rate of approximately 27.5% 1Outlook as of 7/16/13 Maintain focus on delivering a growing bottom line Appendix

Loans by Business and Market 17  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM Average $ in billions By Line of Business 2Q13 1Q13 2Q12 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $13.53.05.10.61.90.8 $13.43.04.90.62.00.8 $13.12.54.30.61.70.6 Total Middle Market $24.9 $24.7 $22.8 Corporate BankingUS BankingInternational 2.71.7 2.81.8 3.01.8 Mortgage Banker Finance 1.8 1.7 1.5 Commercial Real Estate 3.8 3.7 4.3 BUSINESS BANK $34.9 $34.7 $33.4 Small Business 3.6 3.6 3.5 Retail Banking 1.7 1.7 1.8 RETAIL BANK $5.3 $5.3 $5.3 Private Banking 4.7 4.6 4.5 WEALTH MANAGEMENT $4.7 $4.6 $4.5 TOTAL $44.9 $44.6 $43.2 By Market 2Q13 1Q13 2Q12 Michigan $13.6 $13.6 $13.8 California 13.9 13.5 12.6 Texas 10.2 10.1 9.5 Other Markets 7.2 7.4 7.3 TOTAL $44.9 $44.6 $43.2 18 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 3,79 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up $102MM from 1Q13 4,228 4,248 4,345 4,655 4,703 2Q12 3Q12 4Q12 1Q13 2Q13 +11% At 6/30/13 ● Charts: $ in millions ● 1Includes CRE line of business loans not secured by real estate ● 2Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments2 Commercial Real Estate Line of Business:Trend Turning Positive 1

Shared National Credit Relationships:
Largely Middle Market Portfolio

- Approximately 870 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approximately 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

June 30, 2013: $9.2B



Environmental Services $0.3B 3%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.6B 7%
Entertainment $0.2B 2%
Energy $2.6B 29%
Corporate $2.5B 27%
Tech. & Life Sciences $0.2B 2%
National Dealer $0.4B 4%
General $2.2B 24%
= Total Middle Market (64%)

Period-end outstandings as of 6/30/13 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

19

National Dealer Services Line of Business:
Diverse Franchise with Strong Customers

Franchise Distribution[1]



Toyota/ Lexus 18%
Honda/Acura 17%
Ford 8%
GM 9%
Chrysler 8%
Mercedes 3%
Nissan/ Infiniti 7%
Other European 9%
Other Asian 11%
Other[2] 10%

Geographic Dispersion			
California	63%	Texas	6%
Michigan	18%	Other	13%

- 65+ years of Floor Plan lending, with over 20 years on a national basis
- Top tier strategy
- Majority are "Mega Dealer" (five or more dealerships in group)
- Excellent credit quality
- Robust monitoring of company inventory and performance

Loan Balances
($ in Billions)



3.5
3.5
3.5
4.3
4.9
5.1
5.3
2009 2010 2011 2012 1Q13 2Q13 2Q13
Average
Period End

[1]Franchise distribution based on 6/30/13 period-end (PE) outstandings • [2]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans).

Comerica Bank

20

Nonperforming Assets:
Continue to Trend Down

June 30, 2013
Nonaccrual Loans $449MM
By Business



Commercial Real Estate $101MM
Corporate $3MM
Private Banking $43MM
Middle Market $123MM
Small Business $90MM
Other $89MM

Nonperforming Assets of $500MM, a $55MM decrease, included:
- Nonaccrual loans decreased $45MM
- Foreclosed Property decreased to $29MM

Troubled Debt Restructurings (TDRs) of $223MM, included:
- $78MM Performing Restructured
- $21MM Reduced Rate
- $124MM Nonaccrual TDR

Nonperforming Assets



Nonperforming Assets as a Percentage of Total Loans + ORE
814
1.85
755
1.71
595
1.29
555
1.23
500
1.10
2Q12
3Q12
4Q12
1Q13
2Q13

Charts: $ in millions • 2Q13 compared to 1Q13

Comerica Bank

21

Deposits by Business and Market

By Line of Business	2Q13	1Q13	2Q12
Middle Market			
General	$13.8	$14.1	$13.5
Energy	0.5	0.4	0.6
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.0	5.0	5.1
Environmental Services	0.2	0.2	0.1
Total Middle Market	$19.8	$20.0	$19.6
Corporate Banking			
US Banking	2.6	2.3	1.7
International	1.6	1.5	1.4
Mortgage Banker Finance	0.7	0.6	0.5
Commercial Real Estate	1.3	1.2	1.0
BUSINESS BANK	**$26.0**	**$25.6**	**$24.2**
Small Business	2.7	2.6	5.9
Retail Banking	18.5	18.4	14.6
RETAIL BANK	**$21.2**	**$21.0**	**$20.5**
Private Banking	3.7	3.7	3.6
WEALTH MANAGEMENT	**$3.7**	**$3.7**	**$3.6**
Finance/ Other	0.5	0.4	0.4
TOTAL	**$51.4**	**$50.7**	**$48.7**

Average $ in billions

By Market	2Q13	1Q13	2Q12
Michigan	$20.1	$20.2	$19.3
California	14.7	14.4	14.1
Texas	10.2	10.0	10.2
Other Markets	5.9	5.7	4.7
Finance/ Other	0.5	0.4	0.4
TOTAL	**$51.4**	**$50.7**	**$48.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Comerica Bank

22

Efficiency Ratio and ROA Goals



Efficiency Ratio
59%
66%
69%
67%
72%
69%
68%
66%
20 year average: 59%
Long-Term Goal:
Below 60%
2007 2008 2009 2010 2011 2012 1Q13 2Q13



Return on Average Assets (ROA)
1.17%
20 year average: 1.18%
0.33%
0.03%
0.50%
0.69%
0.83%
0.84%
0.90%
Long-Term Goal:
Above 1.30%
2007 2008 2009 2010 2011 2012 1Q13 2Q13

Goal as of 7/16/13

Comerica Bank
23

Factors Expected to Drive Long-Term Efficiency Ratio Goal

Many factors at play, none of which move independently



Efficiency Ratio: 69%
2012
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

[1]Goal as of 7/16/13

Comerica Bank
24

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	BOK Financial	A-	A2	A	A (low)
	M&T Bank	A-	A3	A-	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB-	
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	Synovus Financial Corp	B+	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 7/11/13 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

25

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Tier 1 and Tier 1 common capital[1,2]	6,800	6,748	6,705	6,685	6,676
Risk-weighted assets[1,2]	65,312	65,099	66,115	64,486	64,244
Tier 1 and Tier 1 common capital ratio[2]	***10.41%***	***10.37%***	***10.14%***	***10.37%***	***10.39%***
Total shareholders' equity	$6,911	$6,988	$6,942	$7,084	$7,028
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	20	21	22	25	28
Tangible common equity	$6,256	$6,332	$6,285	$6,424	$6,365
Total assets	$62,947	$64,885	$65,069	$63,000	$62,380
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	20	21	22	25	28
Tangible assets	$62,292	$64,229	$64,412	$62,340	$61,717
Tangible common equity ratio	***10.04%***	***9.86%***	***9.76%***	***10.30%***	***10.31%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]June 30, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Tier 1 common capital[2]	$6,800	$6,748	$6,705	$6,685	$6,676
Basel III adjustments[3]	--	(1)	(39)	(17)	(35)
Basel III Tier 1 common capital[3]	$6,800	$6,747	$6,666	$6,668	$6,641
Basel III adjustments[4]	(537)	(409)	(413)	(253)	(301)
Basel III Tier 1 common capital[4]	$6,263	$6,338	$6,253	$6,415	$6,340
Risk-weighted assets[1,2]	$65,312	$65,099	$66,115	$64,486	$64,244
Basel III adjustments[3]	2,165	1,996	1,854	2,313	2,329
Basel III risk-weighted assets[3]	$67,477	$67,095	$67,969	$66,799	$66,573
Tier 1 common capital ratio[2]	10.4%	10.4%	10.1%	10.4%	10.4%
Basel III Tier 1 common capital ratio[3]	10.1%	10.1%	9.8%	10.0%	10.0%
Basel III Tier 1 common capital ratio[4]	9.3%	9.4%	9.2%	9.6%	9.5%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]June 30, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

[3]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and assuming the election to exclude most elements of AOCI.

[4]Estimated ratios based on the standardized approach in the final Basel III capital rules, assuming no election to exclude most elements of AOCI.

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